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                                                                EXHIBIT 22(e)(4)

                                   Schedule A
                             Underwriting Agreement
                  between Gartmore Variable Insurance Trust and
                      Gartmore Distribution Services, Inc.
                           (Effective January 1, 2004)

Name of Fund

Gartmore GVIT Nationwide Fund (formerly Gartmore GVIT Total Return Fund)

Gartmore GVIT Growth Fund (formerly Capital Appreciation Fund)

Gartmore GVIT Government Bond (formerly Government Bond Fund)

Gartmore GVIT Money Market Fund (formerly Money Market Fund)

Gartmore GVIT Money Market Fund II (formerly Money Market Fund II)

GVIT Small Company Fund (formerly Nationwide Small Company Fund)

J.P. Morgan GVIT Balanced Fund (formerly J.P. Morgan NSAT Balanced Fund)

Comstock GVIT Value Fund (formerly Federated NSAT Equity Income Fund and
   Federated GVIT Equity Income Fund)

Gartmore GVIT Worldwide Leaders Fund (formerly Nationwide Global 50 Fund)

Federated GVIT High Income Bond Fund (formerly Federated NSAT High Income Fund)

Van Kampen GVIT Multi Sector Bond Fund (formerly MAS NSAT Multi Sector Bond Fund and MAS GVIT Multi Sector Bond Fund)

GVIT Small Cap Value Fund (formerly Nationwide Small Cap Value Fund)

Dreyfus GVIT Mid Cap Index Fund (formerly Dreyfus NSAT Mid Cap Index Fund)

GVIT Small Cap Growth Fund (formerly Nationwide Small Cap Growth Fund)

Nationwide GVIT Strategic Value Fund (formerly Nationwide Strategic Value Fund)*

Gartmore GVIT Mid Cap Growth Fund (formerly Strong NSAT Mid Cap Growth Fund and
   Strong GVIT Mid Cap Growth Fund)

Turner GVIT Growth Focus Fund (formerly Turner NSAT Growth Focus Fund)*

Gartmore GVIT Global Technology and Communications Fund (formerly Gartmore GVIT
   Global Technology and Communications Fund)

Gartmore GVIT Global Health Sciences Fund (formerly Gartmore NSAT Global Health
   Sciences Fund)

Gartmore GVIT Emerging Markets Fund (formerly Gartmore NSAT Emerging Markets
   Fund)

Gartmore GVIT International Growth Fund (formerly Gartmore NSAT International
   Growth Fund)

Gartmore GVIT European Leaders Fund

Gartmore GVIT Global Small Companies Fund (formerly Gartmore GVIT Global Small
   Companies Fund)

Gartmore GVIT OTC Fund (formerly Gartmore NSAT OTC Fund)

Gartmore GVIT Asia Pacific Leaders Fund

Gartmore GVIT U.S. Growth Leaders Fund (formerly Gartmore GVIT U.S. Leaders
   Fund)

Gartmore GVIT Global Financial Services Fund

Gartmore GVIT Global Utilities Fund

Gartmore GVIT Investor Destinations Aggressive Fund (formerly NSAT Investor
   Destinations Aggressive Fund)

Gartmore GVIT Investor Destinations Moderately Aggressive Fund (formerly NSAT
   Investor Destinations Moderately Aggressive Fund)

Gartmore GVIT Investor Destinations Moderate Fund (formerly NSAT Investor
   Destinations Moderate Fund)

                                   Schedule A
                             Underwriting Agreement
                  between Gartmore Variable Insurance Trust and
                      Gartmore Distribution Services, Inc.
                           (Effective January 1, 2004)
                                     Page 2

Name of Fund

Gartmore GVIT Investor Destinations Moderately Conservative Fund (formerly NSAT
   Investor Destinations Moderately Conservative Fund)

Gartmore GVIT Investor Destinations Conservative Fund (formerly NSAT Investor
   Destinations Conservative Fund)

Gartmore GVIT Nationwide Leaders Fund (formerly Gartmore GVIT U.S. Leaders Fund)

Gartmore GVIT Micro Cap Equity Fund

Dreyfus GVIT International Value Fund

GVIT Equity 500 Index Fund

Gartmore GVIT Developing Markets Fund

Gartmore GVIT Nationwide Principal Protected Fund

* Subject to shareholder approval, these Funds will be liquidated in April 2004 and removed from the agreement.

                                          GARTMORE VARIABLE INSURANCE TRUST

                                          By: ______________________________

                                          Name: ____________________________

                                          Title: ___________________________

                                          GARTMORE DISTRIBUTION SERVICES, INC.

                                          By: ______________________________

                                          Name: ____________________________

                                          Title: ___________________________